THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT")) PURSUANT TO REGULATION S UNDER THE 1933 ACT. NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES
LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 24th day of January, 2005

AMONG:

     AUTOCARBON, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 126 East 83rd Street, Suite #3B, New York, NY 10028

                  ("Purchaser")

AND:

                  NATURAL PHARMATECH, INC., a body corporate formed pursuant to the laws of the British Virgin Islands and having an office for business located at Flat 1409, Block P, Kornhill, 10-12 Hong On Street, Hong Kong

                  ("Natural Pharmatech")

AND:

                  The shareholders of Natural Pharmatech, all of whom are set forth on the signature page of this Agreement

                  (the "Sellers")

WHEREAS:

A. The Sellers own 43,850,000 Natural Pharmatech Shares, being 100% of the presently issued and outstanding Natural Pharmatech Shares;

B. Purchaser is a reporting company whose common stock is quoted on the Pink Sheets;

C. The respective Boards of Directors of Purchaser and Natural Pharmatech deem it advisable and in the best interests of Purchaser and Natural Pharmatech that Natural Pharmatech become a wholly owned subsidiary of Purchaser.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1      In this Agreement the following terms will have the following meanings:

         (a) "ACQUISITION" means the Acquisition, at the Closing, of Natural Pharmatech by Purchaser pursuant to this Agreement;

         (b) "ACQUISITION SHARES" means the eighty percent (80%) of the Purchaser Common Shares to be issued to the Sellers at Closing pursuant to the terms of the Acquisition;

         (c)      "AGREEMENT"   means  this  share  purchase   agreement   among
                  Purchaser, Natural Pharmatech, and the Sellers;

         (d) "PURCHASER ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of Purchaser, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Purchaser and its subsidiaries (other than a Purchaser Material Contract) as of September 30, 2004 as set forth is Schedule "K" hereto;

         (e) "PURCHASER ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to Purchaser, on a consolidated basis, as of September 30, 2004 as set forth in Schedule "L" hereto;

         (f) "PURCHASER ASSETS" means the undertaking and all the property and assets of the Purchaser Business of every kind and description wheresoever situated including, without limitation, Purchaser Equipment, Purchaser Inventory, Purchaser Material Contracts, Purchaser Accounts Receivable, Purchaser Cash, Purchaser Intangible Assets and Purchaser Goodwill, and all credit cards, charge cards and banking cards issued to Purchaser;

         (g) "PURCHASER BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of Purchaser and its subsidiaries or relating to the Purchaser Business as set forth in Schedule "M" hereto;

         (h)      "PURCHASER   BUSINESS"  means  all  aspects  of  any  business
                  conducted by Purchaser and its subsidiaries;

         (i) "PURCHASER CASH" means all cash on hand or on deposit to the credit of Purchaser and its subsidiaries on the Closing Date;

         (j) "PURCHASER COMMON SHARES" means the outstanding shares of common stock in the capital of Purchaser;

         (k) "PURCHASER DEBT TO RELATED PARTIES" means the debts owed by Purchaser to any affiliate, director or officer of Purchaser as described in Schedule "N" hereto;

         (l) "PURCHASER EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the Purchaser Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

         (m) "PURCHASER FINANCIAL STATEMENTS" means, collectively, the audited consolidated financial statements of Purchaser for the fiscal years ended December 31, 2003 and 2002 together with the unqualified auditors' report thereon, prepared in accordance with Item 310 of Regulation SB, true copies of which are attached as Schedule "J" hereto;

         (n) "PURCHASER GOODWILL" means the goodwill of the Purchaser Business including the right to all corporate, operating and trade names associated with the Purchaser Business, or any variations of such names as part of or in connection with the Purchaser Business, all books and records and other information relating to the Purchaser Business, all necessary licenses and authorizations and any other rights used in connection with the Purchaser Business;

         (o) "PURCHASER INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to the Purchaser Assets and the Purchaser Business as described in Schedule "P" hereto;

         (p) "PURCHASER INTANGIBLE ASSETS" means all of the intangible assets of Purchaser and its subsidiaries, including, without limitation, Purchaser Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Purchaser and its subsidiaries;

         (q) "PURCHASER INVENTORY" means all inventory and supplies of the Purchaser Business as of September 30, 2004, as set forth in Schedule "Q" hereto;

         (r) "PURCHASER MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Purchaser and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Purchaser or its subsidiaries are entitled whereunder Purchaser or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto; and

         (s) "CLOSING" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 11 hereof;

         (t) "CLOSING DATE" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

         (u) "PLACE OF CLOSING" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Purchaser and Natural Pharmatech may mutually agree upon;

         (v) "STATE CORPORATION LAW" means the General Corporation Law of the State of Delaware;

         (w) "NATURAL PHARMATECH ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of Natural Pharmatech, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Natural Pharmatech and the Natural Pharmatech Subsidiaries (other than a Natural Pharmatech Material Contract) as of September 30, 2004 as set forth in Schedule "B" hereto;

         (x) "NATURAL PHARMATECH ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to Natural Pharmatech and the Natural Pharmatech Subsidiaries, on a consolidated basis, as of September 30, 2004 as set forth in Schedule "C" hereto;

         (y) "NATURAL PHARMATECH ASSETS" means the undertaking and all the property and assets of the Natural Pharmatech Business of every kind and description wheresoever situated including, without limitation, Natural Pharmatech Equipment, Natural Pharmatech Inventory, Natural Pharmatech Material Contracts, Natural Pharmatech Accounts Receivable, Natural Pharmatech Cash, Natural Pharmatech Intangible Assets and Natural Pharmatech Goodwill, and all credit cards, charge cards and banking cards issued to Natural Pharmatech;

         (z) "NATURAL PHARMATECH BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of Natural Pharmatech and the Natural Pharmatech Subsidiaries or relating to the Natural Pharmatech Business as set forth in Schedule "D" hereto;

         (aa)     "NATURAL  PHARMATECH   BUSINESS"  means  all  aspects  of  the
                  business conducted by Natural Pharmatech and the Natural Pharmatech Subsidiaries;

         (bb) "NATURAL PHARMATECH CASH" means all cash on hand or on deposit to the credit of Natural Pharmatech and the Natural Pharmatech Subsidiaries on the Closing Date;

         (cc) "NATURAL PHARMATECH DEBT TO RELATED PARTIES" means the debts owed by Natural Pharmatech and its subsidiaries to the Sellers or to any family member thereof, or to any affiliate, director or officer of Natural Pharmatech or the Sellers as described in Schedule "E";

         (dd) "NATURAL PHARMATECH EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the Natural Pharmatech Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

         (ee) "NATURAL PHARMATECH FINANCIAL STATEMENTS" means collectively, the audited consolidated financial statements of Natural Pharmatech for the period from inception through December 31, 2003 and for the Natural Pharmatech Subsidiaries for the period from inception through December 31, 2003, prepared in accordance with Item 310 of Regulation SB, true copies of which are attached as Schedule "A" hereto;

         (ff) "NATURAL PHARMATECH GOODWILL" means the goodwill of the Natural Pharmatech Business together with the exclusive right of Purchaser to represent itself as carrying on the Natural Pharmatech Business in succession of Natural Pharmatech subject to the terms hereof, and the right to use any words indicating that the Natural Pharmatech Business is so carried on including the right to use the name "Natural Pharmatech" or any variation thereof as part of the name of or in connection with the Natural Pharmatech Business or any part thereof carried on or to be carried on by Natural Pharmatech, the right to all corporate, operating and trade names associated with the Natural Pharmatech Business, or any variations of such names as part of or in connection with the Natural Pharmatech Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Natural Pharmatech Business, all necessary licenses and authorizations and any other rights used in connection with the Natural Pharmatech Business;

         (gg) "NATURAL PHARMATECH INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to Natural Pharmatech Assets and the Natural Pharmatech Business as described in Schedule "G" hereto;

         (hh)     "NATURAL  PHARMATECH  INTANGIBLE  ASSETS"  means  all  of  the intangible assets of Natural Pharmatech and the Natural Pharmatech Subsidiaries, including, without limitation, Natural Pharmatech Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Natural Pharmatech and the Natural Pharmatech Subsidiaries;

         (ii)     "NATURAL   PHARMATECH   INVENTORY"  means  all  inventory  and
                  supplies of the Natural Pharmatech Business as of September 30, 2004 as set forth in Schedule "H" hereto;

         (jj) "NATURAL PHARMATECH MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Natural Pharmatech and the Natural Pharmatech Subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Natural Pharmatech or the Natural Pharmatech Subsidiaries is entitled in connection with the Natural Pharmatech Business whereunder Natural Pharmatech is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

         (kk) "NATURAL PHARMATECH SHARES" means all of the issued and outstanding shares of Natural Pharmatech's equity stock;

         (ll) "NATURAL PHARMATECH SUBSIDIARIES" means Natural Pharmatech (Jilin China) Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a wholly-owned subsidiary of Natural Pharmatech, and the following subsidiaries of Natural Pharmatech (Jilin China) Co., Ltd.:
                  Jilin Ben Cao Tang Pharmacy Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a 75% owned subsidiary of Natural Pharmatech (Jilin China) Co., Ltd.; Jilin Yi Cao Tang Pharmacy Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a 95% owned subsidiary of Natural Pharmatech (Jilin China) Co., Ltd.; Jilin Tian Yao Drug Safety Evaluation Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a 99.5% owned subsidiary of Natural Pharmatech (Jilin China) Co., Ltd.; and Jilin Mai Di Xing Medication Development Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a 51% owned subsidiary of Natural Pharmatech (Jilin China) Co., Ltd.;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

CAPTIONS AND SECTION NUMBERS

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

SECTION REFERENCES AND SCHEDULES

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Natural Pharmatech

         Schedule "A"      Natural Pharmatech Financial Statements
         Schedule "B"      Natural Pharmatech Accounts Payable and Liabilities
         Schedule "C"      Natural Pharmatech Accounts Receivable
         Schedule "D"      Natural Pharmatech Bank Accounts
         Schedule "E"      Natural Pharmatech Debts to Related Parties
         Schedule "F"      Natural Pharmatech Equipment
         Schedule "G"      Natural Pharmatech Insurance Policies
         Schedule "H"      Natural Pharmatech Inventory
         Schedule "I"      Natural Pharmatech Material Contracts

Information concerning Purchaser

         Schedule "J"      Purchaser Financial Statements
         Schedule "K"      Purchaser Accounts Payable and Liabilities
         Schedule "L"      Purchaser Accounts Receivable
         Schedule "M"      Purchaser Bank Accounts
         Schedule "N"      Purchaser Debts to Related Parties
         Schedule "O"      Purchaser Equipment
         Schedule "P"      Purchaser Insurance Policies
         Schedule "Q"      Purchaser Inventory
         Schedule "R"      Purchaser Material Contracts

Information concerning Sellers

         Schedule "S"      Investor Questionnaire

SEVERABILITY OF CLAUSES

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

SALE OF SHARES

2.1 The Sellers hereby agree to sell to Purchaser the Natural Pharmatech Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to Purchaser on the Closing Date a 100% undivided interest in and to the Natural Pharmatech Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

ALLOCATION OF CONSIDERATION

2.2 The  Acquisition  Shares  shall be  allocated to the Sellers on the basis of
0.3125 Acquisition Shares for each one Natural Pharmatech Share held by a Seller.

ADHERENCE WITH APPLICABLE SECURITIES LAWS

2.3 The Sellers agree that they are acquiring the Acquisition Shares in an offshore transaction pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended, and hereby represent to Purchaser as follows:

         (a) Each Seller is outside the United States when receiving and executing this Agreement;

         (b) Each Seller is not aware of any advertisement of any of the Acquisition Shares;

         (c) Each Seller has not acquired the Acquisition Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act of 1933, as amended) in the United States in respect of the Acquisition Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Acquisition Shares; provided, however, that the Sellers may sell or otherwise dispose of the Acquisition Shares pursuant to registration of the Acquisition Shares pursuant to the Securities Act of 1933, as amended, and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

         (d) Each Seller agrees that Purchaser will refuse to register any transfer of the Acquisition Shares not made in accordance with the provision of Regulation S, pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an available exemption from the registration requirements of the Securities Act of 1933 and in accordance with applicable state and provincial securities laws.

2.4 The Sellers understand and agree that offers and sales of any of the Acquisition Shares, prior to the expiration of a period of one year after the date of transfer of the Acquisition Shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, and in each case only in accordance with all applicable securities laws.

2.5 The Sellers understand and agree not to engage in any hedging transactions involving the Acquisition Shares, prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act of 1933, as amended.

2.6 The Sellers hereby acknowledge that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Acquisition Shares will bear a legend in substantially the following form:

         THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN
         REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

REPRESENTATIONS AND WARRANTIES

3.1 Purchaser hereby represents and warrants in all material respects to Natural Pharmatech and the Sellers, with the intent that Natural Pharmatech and the Sellers will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

PURCHASER - CORPORATE STATUS AND CAPACITY

         (a) Incorporation. Purchaser is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

         (b)      Carrying  on   Business.   Purchaser   conducts  the  business
                  described in its filings with the Securities and Exchange Commission and does not conduct any other business;

         (c)      Corporate   Capacity.   Purchaser  has  the  corporate  power,
                  capacity and authority to own the Purchaser Assets and to enter into and complete this Agreement;

         (d) Reporting Status; Listing. Purchaser is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, as amended, the Purchaser Common Shares are quoted on the Pink Sheets, and all reports required to be filed by Purchaser with the Securities and Exchange Commission or NASD have been timely filed;

PURCHASER - CAPITALIZATION

         (e) Authorized Capital. The authorized capital of Purchaser consists of 100,000,000 Purchaser Common Shares, $0.0001 par value, of which 34,156,125 Purchaser Common Shares are presently issued and outstanding;

         (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Purchaser Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Purchaser;

PURCHASER - RECORDS AND FINANCIAL STATEMENTS

         (g) Charter Documents. The charter documents of Purchaser have not been altered since the incorporation of each, respectively, except as filed in the record books of Purchaser;

         (h)      Corporate   Minute  Books.   The  corporate  minute  books  of
                  Purchaser and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Purchaser and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Purchaser and its subsidiaries. Purchaser and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

         (i) Purchaser Financial Statements. The Purchaser Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Purchaser, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Purchaser Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

         (j) Purchaser Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Purchaser or its subsidiaries which are not disclosed in Schedule "K" hereto or reflected in the Purchaser Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Purchaser Financial Statements, and neither Purchaser nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Purchaser as of September 30, 2004, are described in Schedule "K" hereto;

         (k) Purchaser Accounts Receivable. All the Purchaser Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Purchaser, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Purchaser as of October 31, 2004, are described in Schedule "L" hereto;

         (l) Purchaser Bank Accounts. All of the Purchaser Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

         (m) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, neither Purchaser nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of Purchaser except accounts payable on account of bona fide business transactions of Purchaser incurred in normal course of the Purchaser Business, including employment agreements, none of which are more than 30 days in arrears;

         (n) No Related Party Debt to Purchaser. No director or officer or affiliate of Purchaser is now indebted to or under any financial obligation to Purchaser or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

         (o) No Dividends. No dividends or other distributions on any shares in the capital of Purchaser have been made, declared or authorized since the date of Purchaser Financial Statements;

         (p) No Payments. No payments of any kind have been made or authorized since the date of the Purchaser Financial
                  Statements to or on behalf of officers, directors, shareholders or employees of Purchaser or its subsidiaries or under any management agreements with Purchaser or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

         (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Purchaser;

         (r) No Adverse Events. Since the date of the Purchaser Financial Statements

                  (i) there has not been any material adverse change in the consolidated financial position or condition of Purchaser, its subsidiaries, its liabilities or the Purchaser Assets or any damage, loss or other change in circumstances materially affecting Purchaser, the Purchaser Business or the Purchaser Assets or Purchaser' right to carry on the Purchaser Business, other than changes in the ordinary course of business,

                  (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Purchaser, its subsidiaries, the Purchaser Business or the Purchaser Assets,

                  (iii) there has not been any material increase in the compensation payable or to become payable by Purchaser to any of Purchaser' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                  (iv) the Purchaser Business has been and continues to be carried on in the ordinary course,

                  (v) Purchaser has not waived or surrendered any right of material value,

                  (vi) neither Purchaser nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                  (vii)    no   capital   expenditures   in  excess  of  $10,000
                           individually or $30,000 in total have been authorized or made.

PURCHASER - INCOME TAX MATTERS

         (s) Tax Returns. All tax returns and reports of Purchaser and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Purchaser and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

         (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Purchaser or its subsidiaries. Purchaser is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

PURCHASER - APPLICABLE LAWS AND LEGAL MATTERS

         (u) Licenses. Purchaser and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Purchaser Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Purchaser Business;

         (v) Applicable Laws. Neither Purchaser nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Purchaser Business, and to Purchaser' knowledge, neither Purchaser nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Purchaser Business;

         (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Purchaser, its subsidiaries, the Purchaser Business, or any of the Purchaser Assets nor does Purchaser have any knowledge of any deliberate act or omission of Purchaser or its subsidiaries that would form any material basis for any such action or proceeding;

         (x) No Bankruptcy. Neither Purchaser nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Purchaser or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Purchaser or its subsidiaries;

         (y) Labor Matters. Neither Purchaser nor its subsidiaries are party to any collective agreement relating to the Purchaser Business with any labor union or other association of employees and no part of the Purchaser Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Purchaser, has made any attempt in that regard;

         (z) Finder's Fees. Neither Purchaser nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

         (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser;

         (bb) No Violation or Breach. The execution and performance of this Agreement will not:

                  (i) violate the charter documents of Purchaser or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Purchaser or its subsidiaries are party,

                  (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Purchaser Material Contracts, or any right or rights enjoyed by Purchaser or its subsidiaries,

                  (iii) result in any alteration of Purchaser's or its subsidiaries' obligations under any agreement to which Purchaser or its subsidiaries are party including, without limitation, the Purchaser Material Contracts,

                  (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Purchaser Assets,

                  (v)      result  in the  imposition  of any tax  liability  to
                           Purchaser  or  its   subsidiaries   relating  to  the
                           Purchaser Assets, or

                  (vi) violate any court order or decree to which either Purchaser or its subsidiaries are subject;

THE PURCHASER ASSETS - OWNERSHIP AND CONDITION

         (cc) Business Assets. The Purchaser Assets comprise all of the property and assets of the Purchaser Business, and no other person, firm or corporation owns any assets used by Purchaser or its subsidiaries in operating the Purchaser Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

         (dd) Title. Purchaser or its subsidiaries are the legal and beneficial owner of the Purchaser Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

         (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Purchaser Assets;

         (ff) Purchaser Insurance Policies. Purchaser and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Purchaser Assets and the Purchaser Business as described in Schedule "P" hereto;

         (gg)     Purchaser Material Contracts. The Purchaser Material Contracts
                  listed  in  Schedule  "R"   constitute  all  of  the  material
                  contracts of Purchaser and its subsidiaries;

         (hh) No Default. There has not been any default in any material obligation of Purchaser or any other party to be performed under any of the Purchaser Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R" hereto), and Purchaser is not aware of any default in the obligations of any other party to any of the Purchaser Material Contracts;

         (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Purchaser or its subsidiaries. Neither Purchaser nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

PURCHASER ASSETS - PURCHASER EQUIPMENT

         (jj)     Purchaser   Equipment.   The  Purchaser   Equipment  has  been
                  maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

PURCHASER ASSETS - PURCHASER GOODWILL AND OTHER ASSETS

         (kk) Purchaser Goodwill. Purchaser and its subsidiaries do not carry on the Purchaser Business under any other business or trade names. Purchaser does not have any knowledge of any infringement by Purchaser or its subsidiaries of any patent, trademarks, copyright or trade secret;

THE PURCHASER BUSINESS

         (ll) Maintenance of Business. Since the date of the Purchaser Financial Statements, Purchaser and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

         (mm) Subsidiaries. Purchaser does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

PURCHASER - ACQUISITION SHARES

         (nn) Acquisition Shares. The Acquisition Shares when delivered to the holders of Natural Pharmatech Shares pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Purchaser, in all cases subject to the provisions and restrictions of all applicable securities laws.

NON-MERGER AND SURVIVAL

3.2 The representations and warranties of Purchaser contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Natural Pharmatech or the Sellers, the representations and warranties of Purchaser shall survive the Closing.

INDEMNITY

3.3 Purchaser agrees to indemnify and save harmless Natural Pharmatech and the Sellers from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Purchaser to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Purchaser to Natural Pharmatech or the Sellers hereunder.

                                    ARTICLE 4
                             COVENANTS OF PURCHASER

COVENANTS

4.1 Purchaser covenants and agrees with Natural Pharmatech and the Sellers that it will:

         (a) Conduct of Business. Until the Closing, conduct the Purchaser Business diligently and in the ordinary course consistent with the manner in which the Purchaser Business generally has been operated up to the date of execution of this Agreement;

         (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Purchaser Business and the Purchaser Assets and, without limitation, preserve for Natural Pharmatech Purchaser's and its subsidiaries' relationships with any third party having business relations with them;

         (c) Access. Until the Closing, give Natural Pharmatech, the Sellers, and their representatives full access to all of the properties, books, contracts, commitments and records of Purchaser, and furnish to Natural Pharmatech, the Sellers and their representatives all such information as they may reasonably request; and

         (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Purchaser Assets notwithstanding the change in control of Natural Pharmatech arising from the Acquisition.

AUTHORIZATION

4.2 Purchaser hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Purchaser and its subsidiaries to release any and all information in their possession respecting Purchaser and its subsidiaries to Natural Pharmatech. Purchaser shall promptly execute and deliver to Natural Pharmatech any and all consents to the release of information and specific authorizations which Natural Pharmatech reasonably requires to gain access to any and all such information.

SURVIVAL

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Natural Pharmatech and the Sellers.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                                   THE SELLERS

REPRESENTATIONS AND WARRANTIES

5.1 The Sellers hereby jointly and severally represent and warrant in all material respects to Purchaser, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:


NATURAL PHARMATECH - CORPORATE STATUS AND CAPACITY

         (a)      Incorporation.   Natural  Pharmatech  is  a  corporation  duly
                  incorporated and validly subsisting under the laws of the British Virgin Islands;

         (b) Carrying on Business. Natural Pharmatech was formed on Feb. 2, 2004 for the sole purpose of holding all of the issued and outstanding shares of capital stock of the Natural Pharmatech Subsidiaries. Since the date of its inception, other than in connection with this Agreement, Natural Pharmatech has conducted no business or operations other than its ownership of the Natural Pharmatech Subsidiaries. The nature of the Natural Pharmatech Business does not require Natural Pharmatech to register or otherwise be qualified to carry on business in any other jurisdiction;

         (c)      Legal  Capacity.  Natural  Pharmatech  has  the  legal  power,
                  capacity  and   authority   to  own  the  Natural   Pharmatech
                  Subsidiaries and to enter into and complete this Agreement;

THE NATURAL PHARMATECH SUBSIDIARIES - CORPORATE STATUS AND CAPACITY

         (d) Incorporation. Each of the Natural Pharmatech Subsidiaries is a company duly formed and validly subsisting under the laws of their respective jurisdiction of organization;

         (e) Carrying on Business. The Natural Pharmatech Subsidiaries carry on the Natural Pharmatech Business primarily in the People's Republic of China and do not carry on any material business activity in any other jurisdiction. The Natural Pharmatech Subsidiaries are duly authorized to carry on the Natural Pharmatech Business in the People's Republic of China. The nature of the Natural Pharmatech Business does not require the Natural Pharmatech Subsidiaries to register or otherwise be qualified to carry on business in any other jurisdiction;

         (f) Legal Capacity. Each of the Natural Pharmatech Subsidiaries has the legal power, capacity and authority to own Natural Pharmatech Assets and to carry on the Business of Natural Pharmatech;

NATURAL PHARMATECH - CAPITALIZATION

         (g)      Authorized   Capital.   The  authorized   capital  of  Natural
                  Pharmatech consists of 100,000,000 shares of common stock, USD$0.01 par value per share;

         (h) Ownership of Natural Pharmatech Shares. The issued and outstanding share capital of Natural Pharmatech will on Closing consist of 43,850,000 common shares (being the Natural Pharmatech Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Sellers will be at Closing the registered and beneficial owners of the 43,850,000 Natural Pharmatech Shares. The Natural Pharmatech Shares owned by the Sellers will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (i) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Natural Pharmatech Shares held by the Sellers or for the purchase, subscription or issuance of any of the unissued shares in the capital of Natural Pharmatech;

         (j) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Natural Pharmatech Shares contained in the charter documents of Natural Pharmatech or under any agreement;

THE NATURAL PHARMATECH SUBSIDIARIES - CAPITALIZATION OF NATURAL PHARMATECH (JILIN CHINA) CO., LTD.

         (k)      Ownership of Shares of Natural  Pharmatech  (Jilin China) Co.,
                  Ltd. The registered capital of Natural Pharmatech (Jilin China) Co., Ltd. will on Closing consist of $5,300,000, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Natural Pharmatech will be at Closing the registered and beneficial owner of all of the shares of Natural Pharmatech (Jilin China) Co., Ltd., and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (l) No Option, Warrant or Other Right - Natural Pharmatech (Jilin China) Co., Ltd. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of Natural Pharmatech (Jilin China) Co., Ltd. held by Natural Pharmatech or for the purchase, subscription or issuance of any of the unissued shares in the capital of Natural Pharmatech (Jilin China) Co., Ltd.;

THE NATURAL PHARMATECH SUBSIDIARIES - CAPITALIZATION OF JILIN BEN CAO TANG PHARMACY CO., LTD.

         (m) Ownership of Shares of Jilin Ben Cao Tang Pharmacy Co., Ltd. The registered capital of Jilin Ben Cao Tang Pharmacy Co., Ltd. will on Closing consist of HK$20,000,000, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Natural Pharmatech (Jilin China) Co., Ltd. will be at Closing the registered and beneficial owner of 75% of the issued and outstanding shares of Jilin Ben Cao Tang Pharmacy Co., Ltd., and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (n) No Option, Warrant or Other Right - Jilin Ben Cao Tang Pharmacy Co., Ltd. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of Jilin Ben Cao Tang Pharmacy Co., Ltd. held by Natural Pharmatech (Jilin China) Co., Ltd. or for the purchase, subscription or issuance of any of the unissued shares in the capital of Jilin Ben Cao Tang Pharmacy Co., Ltd.;

THE NATURAL PHARMATECH SUBSIDIARIES - CAPITALIZATION OF JILIN YI CAO TANG PHARMACY CO., LTD.

         (o) Ownership of Shares of Jilin Yi Cao Tang Pharmacy Co., Ltd. The registered capital of Jilin Yi Cao Tang Pharmacy Co., Ltd. will on Closing consist of RMB10,000,000, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Natural Pharmatech (Jilin China) Co., Ltd. will be at Closing the registered and beneficial owner of 95% of the issued and outstanding shares of Jilin Yi Cao Tang Pharmacy Co., Ltd., and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (p) No Option, Warrant or Other Right - Jilin Yi Cao Tang Pharmacy Co., Ltd. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of Jilin Yi Cao Tang Pharmacy Co., Ltd. held by Natural Pharmatech (Jilin China) Co., Ltd. or for the purchase, subscription or issuance of any of the unissued shares in the capital of Jilin Yi Cao Tang Pharmacy Co., Ltd.;

THE NATURAL PHARMATECH SUBSIDIARIES - CAPITALIZATION OF JILIN TIAN YAO DRUG SAFETY EVALUATION CO., LTD.

         (q) Ownership of Shares of Jilin Tian Yao Drug Safety Evaluation Co., Ltd. The registered capital of Jilin Tian Yao Drug Safety Evaluation Co., Ltd. will on Closing consist of RMB4,340,000, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Natural Pharmatech (Jilin China) Co., Ltd. will be at Closing the registered and beneficial owner of 99.5% of the issued and outstanding shares of Jilin Tian Yao Drug Safety Evaluation Co., Ltd., and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (r) No Option, Warrant or Other Right - Jilin Tian Yao Drug Safety Evaluation Co., Ltd. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of Jilin Tian Yao Drug Safety Evaluation Co., Ltd. held by Natural Pharmatech (Jilin China) Co., Ltd. or for the purchase, subscription or issuance of any of the unissued shares in the capital of Jilin Tian Yao Drug Safety Evaluation Co., Ltd.;

THE NATURAL PHARMATECH SUBSIDIARIES - CAPITALIZATION OF JILIN MAI DI XING MEDICATION DEVELOPMENT CO., LTD.

         (s)      Ownership   of  Shares   of  Jilin  Mai  Di  Xing   Medication
                  Development  Co., Ltd. The registered  capital of Jilin Mai Di

                  Xing Medication Development Co., Ltd. will on Closing consist of RMB1,000,000, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Natural Pharmatech (Jilin China) Co., Ltd. will be at Closing the registered and beneficial owner of 51% of the issued and outstanding shares of Jilin Mai Di Xing Medication Development Co., Ltd., and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

         (t)      No  Option,  Warrant  or  Other  Right  -  Jilin  Mai Di  Xing
                  Medication Development Co., Ltd. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of Jilin Mai Di Xing Medication Development Co., Ltd. held by
                  Natural Pharmatech (Jilin China) Co., Ltd. or for the purchase, subscription or issuance of any of the unissued shares in the capital of Jilin Mai Di Xing Medication Development Co., Ltd.;

NATURAL PHARMATECH - RECORDS AND FINANCIAL STATEMENTS

         (u) Charter Documents. The charter documents of Natural Pharmatech have not been altered since its incorporation date, except as filed in the record books of Natural Pharmatech;

         (v) Corporate Minute Books. The corporate minute books of Natural Pharmatech and the Natural Pharmatech Subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Natural Pharmatech and the Natural Pharmatech Subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Natural Pharmatech and the Natural Pharmatech Subsidiaries. Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries are in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

         (w) Natural Pharmatech Financial Statements. The Natural Pharmatech Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Natural Pharmatech and the Natural Pharmatech Subsidiaries, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Natural Pharmatech Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

         (x) Natural Pharmatech Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Natural Pharmatech or the Natural Pharmatech Subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Natural Pharmatech Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Natural Pharmatech Financial Statements, and neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Natural Pharmatech as of September 30, 2004 are described in Schedule "B" hereto;

         (y) Natural Pharmatech Accounts Receivable. All the Natural Pharmatech Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Sellers, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Natural Pharmatech as of September 30, 2004, are described in Schedule "C" hereto;

         (z) Natural Pharmatech Bank Accounts. All of the Natural Pharmatech Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

         (aa) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries are, and on Closing will not be, indebted to the Sellers nor to any family member thereof, nor to any affiliate, director or officer of Natural Pharmatech or the Sellers except accounts payable on account of bona fide business transactions of Natural Pharmatech incurred in normal course of Natural Pharmatech Business, including employment agreements with the Sellers, none of which are more than 30 days in arrears;

         (bb) No Related Party Debt to Natural Pharmatech. No Seller nor any director, officer or affiliate of Natural Pharmatech are now indebted to or under any financial obligation to Natural Pharmatech or the Natural Pharmatech Subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

         (cc) No Dividends. No dividends or other distributions on any shares in the capital of Natural Pharmatech have been made, declared or authorized since the date of the Natural Pharmatech Financial Statements;

         (dd) No Payments. No payments of any kind have been made or authorized since the date of the Natural Pharmatech Financial Statements to or on behalf of the Sellers or to or on behalf of officers, directors, shareholders or employees of Natural Pharmatech or the Natural Pharmatech Subsidiaries or under any management agreements with Natural Pharmatech or the Natural Pharmatech Subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

         (ee) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Natural Pharmatech, other than any such plans disclosed in the Natural Pharmatech Financial Statements;

         (ff) No Adverse Events. Since the date of the Natural Pharmatech Financial Statements:

                  (i) there has not been any material adverse change in the consolidated financial position or condition of Natural Pharmatech, the Natural Pharmatech Subsidiaries, their liabilities or the Natural Pharmatech Assets or any damage, loss or other change in circumstances materially affecting Natural Pharmatech, the Natural Pharmatech Business or the Natural Pharmatech Assets or Natural Pharmatech's right to carry on the Natural Pharmatech Business, other than changes in the ordinary course of business,

                  (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Natural Pharmatech, the Natural Pharmatech Subsidiaries, the Natural Pharmatech Business or the Natural Pharmatech Assets,

                  (iii) there has not been any material increase in the compensation payable or to become payable by Natural Pharmatech to the Sellers or to any of Natural Pharmatech's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                  (iv)     the  Natural   Pharmatech   Business   has  been  and
                           continues to be carried on in the ordinary course,

                  (v) Natural Pharmatech has not waived or surrendered any right of material value,

                  (vi) neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                  (vii)    no   capital   expenditures   in  excess  of  $10,000
                           individually or $30,000 in total have been authorized or made;

NATURAL PHARMATECH - INCOME TAX MATTERS

         (gg) Tax Returns. All tax returns and reports of Natural Pharmatech and the Natural Pharmatech Subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Natural Pharmatech and the Natural Pharmatech Subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

         (hh) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Natural Pharmatech. Natural Pharmatech and the Natural Pharmatech Subsidiaries are not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

NATURAL PHARMATECH - APPLICABLE LAWS AND LEGAL MATTERS

         (ii) Licenses. Natural Pharmatech and the Natural Pharmatech Subsidiaries hold all licenses and permits as may be requisite for carrying on the Natural Pharmatech Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Natural Pharmatech Business;

         (jj) Applicable Laws. Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Natural Pharmatech Business, and, to the knowledge of the Sellers, Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries are in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Natural Pharmatech Business;

         (kk) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Natural Pharmatech, the Natural Pharmatech Subsidiaries, the Natural Pharmatech Business, or any of the Natural Pharmatech Assets, nor do the Sellers have any knowledge of any deliberate act or omission of Natural Pharmatech of the Natural Pharmatech Subsidiaries that would form any material basis for any such action or proceeding;

         (ll) No Bankruptcy. Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Natural Pharmatech or the Natural Pharmatech Subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Natural Pharmatech or the Natural Pharmatech Subsidiaries;

         (mm) Labor Matters. Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries are party to any collective agreement relating to the Natural Pharmatech Business with any labor union or other association of employees and no part of the Natural Pharmatech Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Sellers, has made any attempt in that regard.

         (nn) Finder's Fees. Neither Natural Pharmatech nor the Natural Pharmatech Subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

         (oo) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Natural Pharmatech;

         (pp) No Violation or Breach. The execution and performance of this Agreement will not

                  (i) violate the charter documents of Natural Pharmatech or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Natural Pharmatech or any of the Natural Pharmatech Subsidiaries is a party,

                  (ii) give any person any right to terminate or cancel any agreement including, without limitation, Natural Pharmatech Material Contracts, or any right or rights enjoyed by Natural Pharmatech or the Natural Pharmatech Subsidiaries,

                  (iii) result in any alteration of Natural Pharmatech's or the Natural Pharmatech Subsidiaries' obligations under any agreement to which Natural Pharmatech or one or more of the Natural Pharmatech Subsidiaries is a party including, without limitation, the Natural Pharmatech Material Contracts,

                  (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Natural Pharmatech Assets,

                  (v) result in the imposition of any tax liability to Natural Pharmatech or any of the Natural Pharmatech Subsidiaries relating to Natural Pharmatech Assets or the Natural Pharmatech Shares, or

                  (vi) violate any court order or decree to which either Natural Pharmatech or any of the Natural Pharmatech Subsidiaries is subject;

NATURAL PHARMATECH ASSETS - OWNERSHIP AND CONDITION

         (qq) Business Assets. The Natural Pharmatech Assets, including the Natural Pharmatech Subsidiaries, comprise all of the property and assets of the Natural Pharmatech Business, and neither the Sellers nor any other person, firm or corporation owns any assets used by Natural Pharmatech or the Natural Pharmatech Subsidiaries in operating the Natural Pharmatech Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

         (rr) Title. Natural Pharmatech or the Natural Pharmatech Subsidiaries is the legal and beneficial owner of the Natural Pharmatech Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

         (ss) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Natural Pharmatech Assets;

         (tt) Natural Pharmatech Insurance Policies. Natural Pharmatech or the Natural Pharmatech Subsidiaries maintains the public liability insurance and insurance against loss or damage to the Natural Pharmatech Assets and the Natural Pharmatech Business as described in Schedule "G" hereto;

         (uu) Natural Pharmatech Material Contracts. The Natural Pharmatech Material Contracts listed in Schedule "I" constitute all of the material contracts of Natural Pharmatech and the Natural Pharmatech Subsidiaries;

         (vv) No Default. There has not been any default in any material obligation of Natural Pharmatech or any other party to be performed under any of Natural Pharmatech Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I"), and Natural Pharmatech is not aware of any default in the obligations of any other party to any of the Natural Pharmatech Material Contracts;

         (ww) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Natural Pharmatech or any of the Natural Pharmatech Subsidiaries. Neither Natural Pharmatech nor any of the Natural Pharmatech Subsidiaries is obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

NATURAL PHARMATECH ASSETS - NATURAL PHARMATECH EQUIPMENT

         (xx) Natural Pharmatech Equipment. The Natural Pharmatech Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

NATURAL PHARMATECH ASSETS - NATURAL PHARMATECH GOODWILL AND OTHER ASSETS

         (yy) Natural Pharmatech Goodwill. Natural Pharmatech and the Natural Pharmatech Subsidiaries carry on the Natural Pharmatech Business only under the name "Natural Pharmatech" and variations thereof and under no other business or trade names. The Sellers do not have any knowledge of any infringement by Natural Pharmatech or the Natural Pharmatech Subsidiaries of any patent, trademark, copyright or trade secret;

THE BUSINESS OF NATURAL PHARMATECH

         (zz) Maintenance of Business. Since the date of the Natural Pharmatech Financial Statements, the Natural Pharmatech Business has been carried on in the ordinary course and Natural Pharmatech and the Natural Pharmatech Subsidiaries have not entered into any material agreement or commitment except in the ordinary course; and

         (aaa) Subsidiaries. Except for the Natural Pharmatech Subsidiaries, Natural Pharmatech does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Natural Pharmatech does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER AND SURVIVAL

5.2 The representations and warranties of Natural Pharmatech contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Purchaser, the representations and warranties of Natural Pharmatech shall survive the Closing.

INDEMNITY

5.3 The Sellers agree to indemnify and save harmless Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Sellers to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Natural Pharmatech or the Sellers to Purchaser hereunder.

                                    ARTICLE 6
                       COVENANTS OF NATURAL PHARMATECH AND
                                   THE SELLERS

COVENANTS

6.1 Natural Pharmatech and the Sellers covenant and agree with Purchaser that they will:

         (a) Conduct of Business. Until the Closing, conduct the Natural Pharmatech Business diligently and in the ordinary course consistent with the manner in which the Natural Pharmatech Business generally has been operated up to the date of execution of this Agreement;

         (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Natural Pharmatech Business and the Natural Pharmatech Assets and, without limitation, preserve for Purchaser Natural Pharmatech's and the Natural Pharmatech Subsidiaries' relationships with their suppliers, customers and others having business relations with them;

         (c) Access. Until the Closing, give Purchaser and its representatives full access to all of the properties, books, contracts, commitments and records of Natural Pharmatech relating to Natural Pharmatech, the Natural Pharmatech Business and the Natural Pharmatech Assets, and furnish to Purchaser and its representatives all such information as they may reasonably request;

         (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Natural Pharmatech Assets, including the Natural Pharmatech Material Contracts, notwithstanding the change in control of Natural Pharmatech arising from the Acquisition;

         (e) Reporting and Internal Controls. From and after the Effective Time, the Sellers shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and Purchaser comply with Section 13(b)(2) of the Securities and Exchange Act of 1934, as amended; and

         (f) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934, as amended.

AUTHORIZATION

6.2 Natural Pharmatech hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Natural Pharmatech or the Natural Pharmatech Subsidiaries to release any and all information in their possession respecting Natural Pharmatech or the Natural Pharmatech Subsidiaries to
Purchaser. Natural Pharmatech shall promptly execute and deliver to Purchaser any and all consents to the release of information and specific authorizations which Purchaser reasonably require to gain access to any and all such information.

SURVIVAL

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Purchaser.

                                    ARTICLE 7
                        REPRESENTATIONS AND WARRANTIES OF
                             THE SELLERS RELATING TO
                       THE NATURAL PHARMATECH SUBSIDIARIES

REPRESENTATIONS AND WARRANTIES

7.1 The Sellers hereby jointly and severally represent and warrant in all material respects to Purchaser, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

NATURAL PHARMATECH SUBSIDIARIES - RECORDS AND FINANCIAL STATEMENTS

         (a) Charter Documents. The charter documents of each of the Natural Pharmatech Subsidiaries have not been altered since their incorporation date, except as filed in the record books of each of the Natural Pharmatech Subsidiaries;

         (b) Corporate Minute Books. The corporate minute books of each of the Natural Pharmatech Subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Natural Pharmatech and the Natural Pharmatech Subsidiaries which required director or shareholder approval are reflected on the corporate minute books of the Natural Pharmatech Subsidiaries. None of the Natural Pharmatech Subsidiaries are in violation or breach of, or in default with respect to any terms of their Certificate of Incorporation (or other charter documents) or by-laws.

         (c) Natural Pharmatech Financial Statements. The Natural Pharmatech Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of each of the Natural Pharmatech Subsidiaries as of the dates thereof, and the sales and earnings of the Natural Pharmatech Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

         (d) Accounts Payable and Liabilities of the Natural Pharmatech Subsidiaries. There are no material liabilities, contingent or otherwise, of any of the Natural Pharmatech Subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Natural Pharmatech Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Natural Pharmatech Financial Statements, and none of the Natural Pharmatech Subsidiaries has guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of the Natural Pharmatech Subsidiaries as of September 30, 2004 are described in Schedule "B" hereto;

         (e)      Accounts  Receivable of the Natural  Pharmatech  Subsidiaries.
                  All the accounts receivable of the Natural Pharmatech Subsidiaries result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Sellers, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of the Natural Pharmatech Subsidiaries as of September 30, 2004, are described in Schedule "C" hereto;

         (f) Bank Accounts of the Natural Pharmatech Subsidiaries. All of the bank accounts of the Natural Pharmatech Subsidiaries, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

         (g) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, none of the Natural Pharmatech Subsidiaries is, and on Closing will not be, indebted to the Sellers nor to any family member thereof, nor to any affiliate, director or officer of the Natural Pharmatech Subsidaries or the Sellers except accounts payable on account of bona fide business transactions of the Natural Pharmatech Subsidiaries incurred in normal course of Natural Pharmatech Business, including employment agreements with the Sellers, none of which are more than 30 days in arrears;

         (h) No Related Party Debt to Natural Pharmatech. No Seller nor any director, officer or affiliate of the Natural Pharmatech Subsidiaries is now indebted to or under any financial obligation to Natural Pharmatech or any of the Natural Pharmatech Subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

         (i) No Dividends. No dividends or other distributions on any shares in the capital of any of the Natural Pharmatech Subsidiaries have been made, declared or authorized since the date of the Natural Pharmatech Financial Statements;

         (j) No Payments. No payments of any kind have been made or authorized since the date of the Natural Pharmatech Financial Statements to or on behalf of the Sellers or to or on behalf of officers, directors, shareholders or employees of any of the Natural Pharmatech Subsidiaries or under any management agreements with any of the Natural Pharmatech Subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

         (k) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting any of the Natural Pharmatech Subsidiaries, other than any such plans disclosed in the Natural Pharmatech Financial Statements;

         (l) No Adverse Events. Since the date of the Natural Pharmatech Financial Statements:

                  (i) there has not been any material adverse change in the consolidated financial position or condition of the Natural Pharmatech Subsidiaries, their liabilities or the Natural Pharmatech Assets or any damage, loss or other change in circumstances materially affecting any of the Natural Pharmatech Subsidiaries, the Natural Pharmatech Business or the Natural Pharmatech Assets or any of the Natural Pharmatech Subsidiaries' right to carry on the Natural Pharmatech Business, other than changes in the ordinary course of business,

                  (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting any of the Natural Pharmatech Subsidiaries, the Natural Pharmatech Business or the Natural Pharmatech Assets,

                  (iii) there has not been any material increase in the compensation payable or to become payable by any of the Natural Pharmatech Subsidiaries to the Sellers or to any of the Natural Pharmatech Subsidiaries' respective officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

                  (iv)     the  Natural   Pharmatech   Business   has  been  and
                           continues to be carried on in the ordinary course by the Natural Pharmatech Subsidiaries,

                  (v) None of the Natural Pharmatech Subsidiaries have waived or surrendered any right of material value,

                  (vi) None of the Natural Pharmatech Subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

                  (vii)    no   capital   expenditures   in  excess  of  $10,000
                           individually or $30,000 in total have been authorized or made any of the Natural Pharmatech Subsidiaries;

NATURAL PHARMATECH SUBSIDIARIES - INCOME TAX MATTERS

         (m) Tax Returns. All tax returns and reports of each of the Natural Pharmatech Subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by the Natural Pharmatech Subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

         (n) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by any of the Natural Pharmatech Subsidiaries. None of the Natural Pharmatech Subsidiaries is aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

NATURAL PHARMATECH SUBSIDIARIES- APPLICABLE LAWS AND LEGAL MATTERS

         (o) Licenses. Each of the Natural Pharmatech Subsidiaries holds all licenses and permits as may be requisite for carrying on the Natural Pharmatech Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Natural Pharmatech Business;

         (p) Applicable Laws. None of the Natural Pharmatech Subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Natural Pharmatech Business, and, to the knowledge of the Sellers, none of the Natural Pharmatech Subsidiaries is in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Natural Pharmatech Business;

         (q) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to any of the
                  Natural Pharmatech Subsidiaries, the Natural Pharmatech Business, or any of the Natural Pharmatech Assets, nor do the Sellers have any knowledge of any deliberate act or omission of any of the Natural Pharmatech Subsidiaries that would form any material basis for any such action or proceeding;

         (r) No Bankruptcy. None of the Natural Pharmatech Subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against any of the Natural Pharmatech Subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of any of the Natural Pharmatech Subsidiaries;

         (s) Labor Matters. None of the Natural Pharmatech Subsidiaries is a party to any collective agreement relating to the Natural Pharmatech Business with any labor union or other association of employees and no part of the Natural Pharmatech Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Sellers, has made any attempt in that regard.

         (t) Finder's Fees. None of the Natural Pharmatech Subsidiaries is a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

NATURAL PHARMATECH ASSETS OWNED BY NATURAL PHARMATECH SUBSIDIARIES - OWNERSHIP AND CONDITION

         (u) Title. The Natural Pharmatech Subsidiaries are the legal and beneficial owner of the Natural Pharmatech Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

         (v) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Natural Pharmatech Assets from any of the Natural Pharmatech Subsidiaries;

         (w) Insurance Policies of the Natural Pharmatech Subsidiaries. The Natural Pharmatech Subsidiaries maintain the public liability insurance and insurance against loss or damage to the Natural Pharmatech Assets and the Natural Pharmatech Business as described in Schedule "G" hereto;

         (x) Material Contracts of the Natural Pharmatech Subsidiaries. The Natural Pharmatech Material Contracts listed in Schedule "I" constitute all of the material contracts of the Natural Pharmatech Subsidiaries;

         (y) No Default. There has not been any default in any material obligation of any of the Natural Pharmatech Subsidiaries or any other party to be performed under any of the Natural Pharmatech Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I"), and the Sellers are not aware of any default in the obligations of any other party to any of the Natural Pharmatech Material Contracts;

         (z) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of any of the Natural Pharmatech Subsidiaries. None of the Natural Pharmatech Subsidiaries is obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

NATURAL PHARMATECH EQUIPMENT OWNED OR USED BY NATURAL PHARMATECH SUBSIDIARIES

         (aa) Natural Pharmatech Equipment. The Natural Pharmatech Equipment which is owned or used by the Natural Pharmatech Subsidiaries has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

NATURAL PHARMATECH GOODWILL AND OTHER ASSETS ATTRIBUTABLE TO OR OWNED BY NATURAL PHARMATECH SUBSIDIARIES

         (bb) Natural Pharmatech Goodwill. Each of the Natural Pharmatech Subsidiaries carries on the Natural Pharmatech Business only under the name "Natural Pharmatech," and variations thereof and under no other business or trade names. The Sellers do not have any knowledge of any infringement by any of the Natural Pharmatech Subsidiaries of any patent, trademark, copyright or trade secret;

THE BUSINESS OF THE NATURAL PHARMATECH SUBSIDIARIES

         (cc) Maintenance of Business. Since the date of the Natural Pharmatech Financial Statements, the business of the Natural Pharmatech Subsidiaries has been carried on in the ordinary course and none of the Natural Pharmatech Subsidiaries have entered into any material agreement or commitment except in the ordinary course; and

         (dd) Subsidiaries. None of the Natural Pharmatech Subsidiaries owns any subsidiaries and they do not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER AND SURVIVAL

7.2 The representations and warranties of Sellers relating to the Natural Pharmatech Subsidiaries contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Purchaser, the representations and warranties of Sellers relating to the Natural Pharmatech Subsidiaries shall survive the Closing.

                                    ARTICLE 8
            COVENANTS RELATING TO NATURAL PHARMATECH SUBSIDIARIES BY
                                   THE SELLERS

COVENANTS

8.1      Sellers covenant and agree with Purchaser that they will:

         (a) Conduct of Business. Until the Closing, conduct the business of the Natural Pharmatech Subsidiaries diligently and in the ordinary course consistent with the manner in which the Natural Pharmatech Business generally has been operated up to the date of execution of this Agreement;

         (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Natural Pharmatech Business and the Natural Pharmatech Assets and, without limitation, preserve the Natural Pharmatech Subsidiaries' relationships with their suppliers, customers and others having business relations with them;

         (c) Access. Until the Closing, give Purchaser and its representatives full access to all of the properties, books, contracts, commitments and records of the Natural Pharmatech Subsidiaries, and furnish to Purchaser and its representatives all such information as they may reasonably request;

         (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Natural Pharmatech Assets that relate to the Natural Pharmatech Subsidiaries, including the Natural
                  Pharmatech Material Contracts that relate to the Natural Pharmatech Subsidiaries.

SURVIVAL

8.2 The covenants set forth in this Article shall survive the Closing for the benefit of Purchaser.

                                    ARTICLE 9
                              CONDITIONS PRECEDENT

CONDITIONS PRECEDENT IN FAVOR OF PURCHASER

9.1 Purchaser's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

         (a) all documents or copies of documents required to be executed and delivered to Purchaser hereunder will have been so executed and delivered;

         (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Natural Pharmatech or the Sellers at or prior to the Closing will have been complied with or performed;

         (c) title to the Natural Pharmatech Shares held by the Sellers and to the Natural Pharmatech Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

         (d)      subject to Article 10 hereof, there will not have occurred

                  (i) any material adverse change in the financial position or condition of Natural Pharmatech, its liabilities or the Natural Pharmatech Assets or any damage, loss or other change in circumstances materially and adversely affecting Natural Pharmatech, the Natural Pharmatech Business or the Natural Pharmatech Assets or Natural Pharmatech's right to carry on the Natural Pharmatech Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                  (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Natural Pharmatech or the Natural Pharmatech
                           Business (whether or not covered by insurance) materially and adversely affecting Natural Pharmatech, the Natural Pharmatech Business or the Natural Pharmatech Assets;

         (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

         (f) that the Sellers have completed and delivered Schedule "S" attached to this Agreement to Purchaser in a form satisfactory to Purchaser.

WAIVER BY PURCHASER

9.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Purchaser and any such condition may be waived in whole or in part by Purchaser at or prior to the Closing by delivering to Natural Pharmatech a written waiver to that effect signed by Purchaser. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Purchaser shall be released from all obligations under this Agreement.

CONDITIONS PRECEDENT IN FAVOR OF NATURAL PHARMATECH AND THE SELLERS

9.3 The obligations of Natural Pharmatech and the Sellers to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

         (a) all documents or copies of documents required to be executed and delivered to Natural Pharmatech hereunder will have been so executed and delivered;

         (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Purchaser at or prior to the Closing will have been complied with or performed;

         (c) Purchaser will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Natural Pharmatech at the Closing and the Acquisition Shares will be registered on the books of Purchaser in the names of the holders of Natural Pharmatech Shares at the Effective Time;

         (d)      title to the Acquisition  Shares will be free and clear of all
                  mortgages,   liens,  charges,   pledges,  security  interests,
                  encumbrances or other claims whatsoever;

         (e)      subject to Article 10 hereof, there will not have occurred

                  (i) any material adverse change in the financial position or condition of Purchaser, its subsidiaries, their liabilities or the Purchaser Assets or any damage, loss or other change in circumstances materially and adversely affecting Purchaser, the Purchaser Business or the Purchaser Assets or Purchaser's right to carry on the Purchaser Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

                  (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Purchaser or the Purchaser Business (whether or not covered by insurance) materially and adversely affecting Purchaser, its subsidiaries, the Purchaser Business or the Purchaser Assets;

         (g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

         (h) the satisfaction of all liabilities of Purchaser on or prior to the Closing Date, save and except for liabilities incurred in connection with the Acquisition.

WAIVER BY NATURAL PHARMATECH AND THE SELLERS

9.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Natural Pharmatech and the Sellers and any such condition may be waived in whole or in part by Natural Pharmatech or the Sellers at or prior to the Closing by delivering to Purchaser a written waiver to that effect signed by Natural Pharmatech and the Sellers. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Natural Pharmatech and the Sellers shall be released from all obligations under this Agreement.

NATURE OF CONDITIONS PRECEDENT

9.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

TERMINATION

9.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before February 28, 2005, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

CONFIDENTIALITY

9.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Natural Pharmatech and Purchaser and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Purchaser will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of Purchaser's filings with the Securities and Exchange Commission.

                                   ARTICLE 10
                                      RISK

MATERIAL CHANGE IN THE BUSINESS OF NATURAL PHARMATECH

10.1 If any material loss or damage to the Natural Pharmatech Business occurs prior to Closing and such loss or damage, in Purchaser' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Purchaser shall, within two (2) days following any such loss or damage, by notice in writing to Natural Pharmatech, at its option, either:

         (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

         (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Purchaser' obligations to carry out the transactions contemplated hereby, be vested in Natural Pharmatech or otherwise adequately secured to the satisfaction of Purchaser on or before the Closing Date.

MATERIAL CHANGE IN THE PURCHASER BUSINESS

10.2 If any material loss or damage to the Purchaser Business occurs prior to Closing and such loss or damage, in Natural Pharmatech's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Natural Pharmatech shall, within two (2) days following any such loss or damage, by notice in writing to Purchaser, at its option, either:

         (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

         (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Natural Pharmatech's obligations to carry out the transactions contemplated hereby, be vested in Purchaser or otherwise adequately secured to the satisfaction of Natural Pharmatech on or before the Closing Date.

                                   ARTICLE 11
                                     CLOSING

CLOSING

11.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article, but not later than February 28, 2005. In the event Closing does not occur on or before February 28, 2005, this agreement will terminate and be of no further force and effect.

DOCUMENTS TO BE DELIVERED BY NATURAL PHARMATECH

11.2 On or before the Closing, Natural Pharmatech and the Sellers will deliver or cause to be delivered to Purchaser:

         (a) the original or certified copies of the charter documents of Natural Pharmatech and all corporate records, documents and instruments of Natural Pharmatech and all books and accounts of Natural Pharmatech;

         (b) all reasonable consents or approvals required to be obtained by Natural Pharmatech for the purposes of completing the Acquisition and preserving and maintaining the interests of Natural Pharmatech under any and all Natural Pharmatech
                  Material  Contracts  and in  relation  to  Natural  Pharmatech
                  Assets;

         (c) certified copies of such resolutions of the shareholders and directors of Natural Pharmatech as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

         (d) an acknowledgement from Natural Pharmatech and the Sellers of satisfaction of the conditions precedent set forth in section
                  9.1 hereof;

         (e) such other documents as Purchaser may reasonably require to give effect to the terms and intention of this Agreement; and

         (f)      completed and signed Schedule "S" to this Agreement.

DOCUMENTS TO BE DELIVERED BY PURCHASER

11.3 On or before the Closing, Purchaser shall deliver or cause to be delivered to Natural Pharmatech and the Sellers:

         (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Natural Pharmatech Common Stock;

         (b) certified copies of such resolutions of the directors of Purchaser as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

         (c) a certified copy of a resolution of the directors of Purchaser dated as of the Closing Date appointing the nominees of Natural Pharmatech as officers of Purchaser;

         (d) an undated resolution of the directors of Purchaser appointing a nominee of the Sellers to the board of directors of Purchaser;

         (e) undated resignations of Simon Thurlow as a director of Purchaser and as all officer positions he holds at Closing;

         (f) an acknowledgement from Purchaser of the satisfaction of the conditions precedent set forth in section 9.3 hereof;

         (g) such other documents as Natural Pharmatech may reasonably require to give effect to the terms and intention of this Agreement.

         (h) a copy of the information required by section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934, as amended, filed with the Securities and Exchange Commission; and,

         (i) a copy of the Form 8-K filed with the Securities and Exchange Commission disclosing the execution of this Agreement. With the exception of this item (j) and item (i) set forth above, all subsequent filings with the Securities and Exchange Commission will be the responsibility of management of Purchaser post-Closing.

                                   ARTICLE 12
                              POST-CLOSING MATTERS

         Forthwith after the Closing, the Sellers, as the case may be, agree to use all their best efforts to cause the following to be completed:

         (a)      issue a news release reporting the Closing;

         (b)      file with the Securities  and Exchange  Commission a report on
                  Schedule 14f-1 disclosing a change in the majority of the directors of Purchaser and, 10 days after such filing, forthwith date and accept the resignation of Simon Thurlow as a director of Purchaser;

         (c) file a current report on Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within four business days of the Closing and, not more than 71 days following the filing of the Form 8-K, file an amended Form 8-K which includes the audited financial statements of Natural Pharmatech as well as pro forma financial information of Purchaser and Natural Pharmatech as required by Item 310 of Regulation S-B as promulgated by the Securities and Exchange Commission; and

         (d) file reports on Schedule 13D and Form 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Sellers.

                                   ARTICLE 13
                               GENERAL PROVISIONS

ARBITRATION

13.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good faith negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

NOTICE

13.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by facsimile shall be deemed to have been received on the actual date of delivery.

ADDRESSES FOR SERVICE

13.3 The address for service of notice of each of the parties hereto is as follows:

         (a)      Purchaser:

                  126 East 83rd Street
                  Suite #3B
                  New York, NY 1002
                  Attn:  Simon Thurlow, President

                  With a copy to (which shall not constitute notice):
                  Marc J. Ross, Esq.
                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, New York 10018

         (b)      Natural Pharmatech or the Sellers:

                  Flat 1409, Block P, Kornhill
                  10-12 Hong On Street, Hong Kong
                  Attn: Lianzhen Xia, Director

                  With a copy to (which shall not constitute notice):

                  McCARTHY TETRAULT LLP
                  PO Box 10424, Pacific Centre
                  Suite 1300, 777 Dunsmuir Street
                  Vancouver, BC, Canada V7Y 1K2
                  Attn: Brent Kerr

CHANGE OF ADDRESS

13.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

FURTHER ASSURANCES

13.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

TIME OF THE ESSENCE

13.6   Time is expressly declared to be the essence of this Agreement.

ENTIRE AGREEMENT

13.7 The provisions contained herein constitute the entire agreement among Natural Pharmatech, the Sellers and Purchaser respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Natural Pharmatech, the Sellers and Purchaser with respect to the subject matter hereof.

ENUREMENT

13.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

ASSIGNMENT

13.9 This Agreement is not assignable without the prior written consent of the parties hereto.

COUNTERPARTS

13.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

APPLICABLE LAW - EXCLUSIVE JURISDICTION AND VENUE

13.11 This Agreement is subject to the laws of the State of New York and exclusive jurisdiction and venue of any action brought under this agreement will be in the state or federal courts of the State of New York.

         [The remainder of this page has intentionally been left blank]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                PURCHASER, INC.


                                                By: /s/ Simon Thurlow
                                                    -------------------------
                                                    Simon Thurlow, President


/s/ Nancy Parisgau
--------------------------
Witness Signature

Nancy Parisgau
--------------------------
Name (Please print)

303 East 60th Street #25E
--------------------------
Address (Please print)


New York, NY 10022
--------------------------


                                                NATURAL PHARMATECH, INC.


                                                By: /s/ Lianzhen Xia
                                                    -------------------------
                                                    Lianzhen Xia, Director

/s/ Bin Huang
--------------------------
Witness Signature

Bin Huang
--------------------------
Name (Please print)

Suite 2-1305, 1 Zizhuyuan Road
--------------------------
Address (Please print)


Haidian District, Beiging 100044 China
--------------------------

                                                 SELLERS


                                                 /s/ Yuqi Li
                                                 -----------------------------
                                                 Yuqi Li


                                                 /s/ Dachun Xu
                                                 -----------------------------
                                                 Dachun Xu


                                                 /s/ Yunpeng Min
                                                 -----------------------------
                                                 Yunpeng Min


                                                 /s/ Yingli Di
                                                 -----------------------------
                                                 Yingli Di


                                                 /s/ Yuhuan Li
                                                 -----------------------------
                                                 Yuhuan Li


                                                 /s/ Xiuchun Xia
                                                 -----------------------------
                                                 Xiuchun Xia


                                                 /s/ Lianzhen Xia
                                                 -----------------------------
                                                 Lianzhen Xia


                                                 /s/ Shuqing Zhang
                                                 -----------------------------
                                                 Shuqing Zhang


                                                 /s/ Dezhen Ding
                                                 -----------------------------
                                                 Dezhen Ding

                                                 SELLERS
                                                 (CONTINUED)


                                                 /s/ Benxiang Wang
                                                 -----------------------------
                                                 Benxiang Wang


                                                 /s/ Yan Xia
                                                 -----------------------------
                                                 Yan Xia


                                                 /s/ Benji Wang
                                                 -----------------------------
                                                 Benji Wang


                                                 /s/ Jun Wang
                                                 -----------------------------
                                                 Jun Wang


                                                 /s/ Xiangyun Yu
                                                 -----------------------------
                                                 Xiangyun Yu


                                                 /s/ Zhoujun Li
                                                 -----------------------------
                                                 Zhoujun Li


                                                 /s/ Yan Wang
                                                 -----------------------------
                                                 Yan Wang


                                                 /s/ Qinglan Ma
                                                 -----------------------------
                                                 Qinglan Ma


                                                 /s/ Daqi Rong
                                                 -----------------------------
                                                 Daqi Rong

                                                 SELLERS
                                                 (CONTINUED)


                                                 /s/ Xiaohua Zhou
                                                 -----------------------------
                                                 Xiaohua Zhou


                                                 /s/ Maoying Xing
                                                 -----------------------------
                                                 Maoying Xing


                                                 /s/ Yongqiang Liu
                                                 -----------------------------
                                                 Yongqiang Liu


                                                 /s/ Lijuan Wang
                                                 -----------------------------
                                                 Lijuan Wang


                                                 /s/ Shengwu Chen
                                                 -----------------------------
                                                 Shengwu Chen


                                                 /s/ Hong Wei
                                                 -----------------------------
                                                 Hong Wei


                                                 /s/ Bingjun Li
                                                 -----------------------------
                                                 Bingjun Li


                                                 /s/ Jixue Ren
                                                 -----------------------------
                                                 Jixue Ren


                                                 /s/ Lianzhu Zhang
                                                 -----------------------------
                                                 Lianzhu Zhang


                                                 SELLERS
                                                 (CONTINUED)


                                                 /s/ Donghai Zhang
                                                 -----------------------------
                                                 Donghai Zhang